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                        Metropolitan Series Fund, Inc.

                       Supplement Dated October 9, 2003
                        to Prospectus Dated May 1, 2003

   In the section of the prospectus describing the Met/Putnam Voyager Portfolio, the third paragraph under "Portfolio Management" is deleted.